EXHIBIT 99.1

Burger King® Company to Acquire Carrols Restaurant Group

Burger King to remodel acquired restaurants over the next 5 years, accelerating Burger King’s path to modern image

Over time, Burger King to refranchise large majority of newly remodeled restaurants to smaller franchisee groups

TORONTO, January 16, 2024 – Restaurant Brands International Inc. (“RBI” or the “Company”) (TSX: QSR) (NYSE: QSR) (TSX: QSP) and Carrols Restaurant Group, Inc. (“Carrols”) (NASDAQ: TAST) today announced that they have reached an agreement for RBI to acquire all of Carrols issued and outstanding shares that are not already held by RBI or its affiliates for $9.55 per share in an all cash transaction, or an aggregate total enterprise value of approximately $1.0 billion, representing a 23.1% premium to Carrols 30-day volume-weighted average price as of January 12, 2024 and a 13.4% premium to the January 12, 2024 closing price.

Carrols is the largest Burger King® franchisee in the United States today, operating 1,022 Burger King restaurants in 23 states that generated approximately $1.8 billion of system sales during the twelve-months ended September 30, 2023. Carrols also owns and operates 60 Popeyes® restaurants in six states.

Tom Curtis, President of Burger King U.S. and Canada commented, “Carrols has demonstrated strong and improving restaurant operations over the years. This acquisition is an exciting accelerator to our Reclaim the Flame plan that is focused on relentlessly pursuing a better experience for our Guests. We are going to rapidly remodel these restaurants over the next five years or so and put them back into the hands of motivated, local franchisees to create amazing experiences for our Guests.”

Deborah Derby, President and CEO of Carrols said, “Today’s announcement is a testament to our more than 24,000 Carrols team members who have helped drive the company to record levels of profitability over the past 12 months. These results have allowed us, through this transaction, to deliver immediate and certain value to Carrols shareholders at an attractive premium to the Company’s current and historical share prices. Additionally, we believe our team members will now have additional opportunities as part of the greater RBI family – in our office, in the field and especially in our restaurants, including for long-time managers who may want to become franchisees themselves. We look forward to working closely with Tom and the rest of the Burger King team in the months and years ahead.”

Josh Kobza, CEO of RBI added, “This is a terrific example of our commitment to put our capital to work to accelerate growth and support Tom and his team in their broader efforts to have a more competitive Burger King restaurant base. The strategic merits of this acquisition are very compelling and consistent with our objective to invest our capital in long-term, high-return opportunities.”

Strategic Rationale and Future Plans for Portfolio

The transaction is part of Burger King’s Reclaim the Flame plan to accelerate sales growth and drive franchisee profitability. The transaction follows the brand’s initial $400 million investment announced in September 2022 to drive high quality remodels, improve operations, enhance marketing, and support ongoing technology and digital priorities.

Burger King expects to significantly accelerate Carrols’ current rate of remodels to bring the acquired portfolio to modern image over the next five years. To accomplish this, the team plans to invest approximately $500 million of capital, funded by Carrols’ operating cash flow, to remodel approximately 600 acquired restaurants that are not currently considered modern image.

Carrols has a team of strong, experienced operators who, in partnership with Burger King’s operations teams, will operate the acquired restaurants. Burger King ultimately plans to refranchise the vast majority of the portfolio to new or existing smaller franchise operators who live in their local communities. Following refranchising the acquired restaurants, which we expect will be completed in five to seven years, Burger King will maintain a company restaurant portfolio of a couple of hundred restaurants for strategic innovation, training, and operator development purposes.

Transaction Details

Under the terms of the merger agreement, RBI will acquire all of Carrols issued and outstanding shares that are not already held by RBI or its affiliates for $9.55 per share in an all-cash transaction. This represents a premium of 23% to Carrols’ 30 trading-day volume-weighted average price as of January 12, 2024, and implies a total enterprise value of approximately $1.0 billion. RBI and its affiliates currently hold approximately 15% of Carrols outstanding equity.

A special transaction committee of Carrols’ Board of Directors comprised of independent directors unaffiliated with RBI (the “Special Committee”), advised by independent legal and financial advisors, was formed to conduct a deliberate and thoughtful process to evaluate this proposal. Transaction negotiations were led by the Special Committee and following its unanimous recommendation, the Carrols Board of Directors (other than directors affiliated with RBI) unanimously approved the merger agreement with RBI and agreed to recommend that Carrols stockholders vote to adopt the merger agreement. The definitive merger agreement includes a 30-day “go shop” period that will allow the Company to affirmatively solicit alternative proposals from interested parties.

The transaction is expected to be completed in the second quarter of 2024 and is subject to expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as well as other customary closing conditions, including approval by the holders of a majority of common stock held by Carrols stockholders excluding shares held by RBI and its affiliates and officers of Carrols in addition to approval by holders of a majority of outstanding common stock of Carrols.

The transaction is not subject to a financing contingency and is expected to be financed with cash on hand and term loan debt for which RBI has received a financing commitment.

RBI expects the transaction to be approximately neutral to Adjusted Earnings per Share. Net leverage giving effect to the transaction will increase minimally and the Company will remain on track to reach its previously stated net leverage target of mid-four times by the end of 2024.

Affiliates of Cambridge Franchise Holdings, LLC, who in aggregate own or control approximately 17% of outstanding Carrols shares and approximately 20% of outstanding Carrols shares held by stockholders unaffiliated with RBI, have entered into a voting agreement pursuant to which they have agreed, among other things, to vote their shares of common stock of Carrols in favor of the transaction.

Advisors

J.P. Morgan acted as financial advisor and Paul, Weiss, Rifkind, Wharton & Garrison acted as legal advisors to RBI. Jefferies LLC acted as financial advisor and Milbank LLP acted as legal advisor to the Special Committee of the Carrols Board of Directors.

Investor Conference Call

RBI will host an investor conference call and webcast at 8:30 a.m. Eastern Time on Tuesday, January 16, 2024. The call will be broadcast live via RBI's investor relations website at http://investor.rbi.com and a replay will be available for 30 days following the release. The dial-in number is 1 (833)-470-1428 for U.S. callers, 1 (833)-950-0062 for Canadian callers, and 1 (929)-526-1599 for callers from other countries. For all dial-in numbers please use the following access code: 075361.

About Carrols Restaurant Group, Inc.

Carrols is one of the largest restaurant franchisees in North America. It is the largest Burger King® franchisee in the United States, currently operating 1,022 Burger King® restaurants in 23 states as well as 60 Popeyes® restaurants in six states. Carrols has operated Burger King® restaurants since 1976 and Popeyes® restaurants since 2019. For more information, please visit the Company's website at www.carrols.com.

About Burger King®

Founded in 1954, the Burger King® brand is the second largest fast food hamburger chain in the world. The original Home of the Whopper®, the Burger King® system operates more than 19,000 locations in more than 100 countries and U.S. territories. Almost 100 percent of Burger King® restaurants are owned and operated by independent franchisees, many of them family-owned operations that have been in business for decades. To learn more about the Burger King® brand, please visit the Burger King® brand website at www.bk.com or follow us on Facebook, X and Instagram.

About Restaurant Brands International Inc.

Restaurant Brands International Inc. is one of the world's largest quick service restaurant companies with over $40 billion in annual system-wide sales and over 30,000 restaurants in more than 100 countries. RBI owns four of the world’s most prominent and iconic quick service restaurant brands – Tim Hortons®, Burger King®, Popeyes®, and Firehouse Subs®. These independently operated brands have been serving their respective guests, franchisees and communities for decades. Through its Restaurant Brands for Good framework, RBI is improving sustainable outcomes related to its food, the planet, and people and communities. To learn more about RBI, please visit the company’s website at www.rbi.com.

Contacts RBI	Contacts Carrols
Investors: investor@rbi.com	Investors: investorrelations@carrols.com
Media: media@rbi.com

Special Note Regarding Forward-Looking Statements

This communication includes certain disclosures which contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and forward-looking information within the meaning of the Canadian securities laws, including but not limited to those statements related to the Merger, including financial estimates and statements as to the expected timing, completion and effects of the Merger. We refer to all of these as forward-looking statements. Forward-looking statements are forward-looking in nature and, accordingly, are subject to risks and uncertainties. These forward-looking statements can generally be identified by the use of words such as “believe”, “anticipate”, “expect”, “intend”, “estimate”, “plan”, “continue”, “will”, “may”, “could”, “would”, “target”, “potential” and other similar expressions. Forward-looking statements, including statements regarding the Merger, are based on RBI’s current expectations and assumptions, including RBI’s beliefs and expectations about the benefits sought to be achieved in RBI’s proposed acquisition of Carrols and the potential effects of the acquisition on both RBI and Carrols. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and uncertainties.

Important factors, risks and uncertainties that could cause actual results to differ materially from such plans, estimates or expectations include but are not limited to: (i) the completion of the Merger on the anticipated terms and timing, including obtaining required stockholder approval by Carrols’ stockholders, required regulatory approvals, and the satisfaction of other conditions to the completion of the Merger; (ii) the risk that competing offers or acquisition proposals will be made; (iii) potential litigation relating to the Merger that could be instituted against RBI, Carrols or Carrols’ directors, managers or officers, including the effects of any outcomes related thereto; (iv)  the ability of Carrols to retain and hire key personnel; (v) potential adverse reactions or changes to Carrols’ business relationships resulting from the announcement or completion of the Merger; (vi) legislative, regulatory and economic developments; (vii) potential business uncertainty, including changes to existing business relationships, during the pendency of the Merger that could affect Carrols’ financial performance; (viii) negative effects from the pendency of the Merger; (ix) the risk that synergies and other benefits from the Merger may not be fully realized or may take longer to realize than expected, (x) the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger; and (xii)  the effects and continued impact of the COVID-19 pandemic, the war in Ukraine, conflict in the Middle East and related macro-economic pressures, such as inflation, rising interest rates and currency fluctuations on our results of operations, business, liquidity, prospects and restaurant operations and those of our franchisees and other risks and uncertainties set forth under the headings “Special Note Regarding Forward Looking Statements” and “Risk Factors” in RBI’s and Carrols’ most recent Annual

Reports on Form 10-K for the fiscal year ended December 31, 2022 and January 1, 2023, respectively, and other materials that we from time to time file with, or furnish to, the Securities and Exchange Commission (the “SEC”) or file with Canadian securities regulatory authorities.

There can be no assurance that the Merger will be completed, or if it is completed, that it will close within the anticipated time period. These factors should not be construed as exhaustive and should be read in conjunction with the other forward-looking statements. The forward-looking statements relate only to events as of the date on which the statements are made. RBI does not undertake any obligation to publicly update or review any forward-looking statement except as required by law, whether as a result of new information, future developments or otherwise. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from what we may have expressed or implied by these forward-looking statements. We caution that you should not place undue reliance on any of our forward-looking statements. You should specifically consider the factors identified in this communication that could cause actual results to differ. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect RBI.

Important Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. This communication is being made in connection with the Merger. In connection with the Merger, certain participants in the Merger will prepare and file with the SEC a Schedule 13E-3 Transaction Statement and certain other documents regarding the Merger. We make available free of charge on or through the Investor Relations section of our internet website at www.rbi.com, all materials that we file electronically with the SEC, including the Schedule 13E-3 Transaction Statement and any amendments thereto, as reasonably practicable after electronically filing or furnishing such material with the SEC and with the Canadian Securities Administrators. This information is also available at www.sec.gov, an internet site maintained by the SEC that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC, and on the System for Electronic Document Analysis and Retrieval at www.sedar.com, a website maintained by the Canadian Securities Administrators. The references to our website address, the SEC’s website address and the website maintained by the Canadian Securities Administrators do not constitute incorporation by reference of the information contained in these websites and should be not considered part of this document.

Participants in the Solicitation

Carrols, its respective directors and certain of its respective executive officers may be deemed to be “participants” (as defined under Section 14(a) of the Securities Exchange Act of 1934) in the solicitation of proxies from shareholders of Carrols with respect to the potential transaction.

Information about the identity of Carrols’ (i) directors is set forth in the sections entitled “Director Nominees’ Principal Occupation, Business Experience, Qualifications and Directorships” and “Principal Occupation, Business Experience, Qualifications and Directorships of Other Members of the Board of Directors” starting on pages 15 and 17 of Carrols’ proxy statement on Schedule 14A filed with the SEC on April 27, 2023 (and available here and here), the Current Report on Form 8-K filed with the SEC on April 28, 2023 (and available here) and the Current Report on Form 8-K filed with the SEC on June 22, 2023 (and available here) and (ii) executive officers is set forth in the section entitled “Information Regarding Executive Officers” on page 20 of Carrols’ proxy statement on Schedule 14A filed with the SEC on April 27, 2023 (and available here) and the Current Report on Form 8-K filed with the SEC on April 28, 2023 (and available here). Information about the compensation of Carrols’ non-employee directors is set forth in the section entitled “Director Compensation” on page 65 of Carrols’ proxy statement on Schedule 14A filed with the SEC on April 27, 2023 (and available here). Information about the compensation of Carrols’ named executive officers is set forth in the section entitled “Executive Compensation” starting on page 42 of Carrols’ proxy statement on Schedule 14A filed with the SEC on April 27, 2023 (and available here), the Current Report on Form 8-K filed with the SEC on April 28, 2023 (and available here) and the Current Report on Form 8-K filed with the SEC on June 22, 2023 (and available here). Transactions with related persons (as defined in Item 404 of Regulation S-K promulgated under the Securities Act of 1933) are disclosed in the section entitled “Certain Relationships and Related Transactions” on page 37 of Carrols’ proxy statement on Schedule 14A filed with the SEC on April 27, 2023 (and available here). As of January 15, 2024, each of the “participants” other than Anthony Hull, Matthew Perelman and Alexander Sloane “beneficially owned” (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) less than 1% of Carrols common stock. As of January 15, 2024, and by way of their position as managing principals of Cambridge Franchise Partners, LLC, Messrs. Perelman and Sloane may be deemed to beneficially own 19.7% of Carrols common stock. As of January 15, 2024, Mr. Hull beneficially owns 1.1% of Carrols common stock.